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                                                                   EXHIBIT 99.1

                 CERTIFICATION OF QUARTERLY REPORT ON FORM 10-Q
                                OF ADVOCAT INC.
                      FOR THE QUARTER ENDED MARCH 31, 2003

The undersigned hereby certifies, pursuant to 18 U.S.C. Section 906 of the Sarbanes-Oxley Act of 2002, that, to the undersigned's best knowledge and belief, the Quarterly Report on Form 10-Q for Advocat Inc. ("Issuer") for the period ending March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

         (a) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

This Certification accompanies the Quarterly Report on Form 10-Q of the Issuer for the quarterly period ended March 31, 2003. This Certification is executed as of May 14, 2003.



                                       -----------------------------------------
                                       William R. Council, III
                                       Chief Executive Officer


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